SPECIAL MEETING OF STOCKHOLDERS OF

SYNTHESIS ENERGY SYSTEMS, INC.

XXXXX___, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.synthesisenergy.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730000000000000000 5 121614

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To approve and adopt the Merger Proposal.	☐	☐	☐
2. To approve the Charter Amendment Proposal.	☐	☐	☐
3. To approve and adopt the 2015 Plan Amendment Proposal.	☐	☐	☐
4. To approve the Interim Financing Issuance Proposal.	☐	☐	☐
5. To approve the BFR Share Exchange Issuance Proposal.	☐	☐	☐
6. To approve the Reverse Split Proposal.			
7. To approve the Adjournment Proposal.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

10385506v2

0

SYNTHESIS ENERGY SYSTEMS, INC.

Porter Hedges LLP
1000 Main Street, 36th Floor
Houston, Texas 77002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert Rigdon and David Hiscocks as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Synthesis Energy Systems, Inc. held of record by the undersigned on XXXX, 2020 at the Annual Meeting of Stockholders to be held at Porter Hedges LLP, 1000 Main Street, 36th Floor, Houston, Texas 77002, on XXXX, 2020, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

14475

SPECIAL MEETING OF STOCKHOLDERS OF

SYNTHESIS ENERGY SYSTEMS, INC.

XXXX, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.synthesisenergy.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20730000000000000000 5 121614

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To approve and adopt the Merger Proposal.	☐	☐	☐
2. To approve the Charter Amendment Proposal.	☐	☐	☐
3. To approve and adopt the 2015 Plan Amendment Proposal.	☐	☐	☐
4. To approve the Interim Financing Issuance Proposal.	☐	☐	☐
5. To approve the BFR Share Exchange Issuance Proposal.	☐	☐	☐
6. To approve the Reverse Split Proposal.			
7. To approve the Adjournment Proposal.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.